UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2024

FibroBiologics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41934	86-3329066
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

455 E. Medical Center Blvd.

Suite 300

Houston, Texas 77598

(Address of principal executive offices and Zip Code)

(281) 671-5150

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	FBLG	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed, FibroBiologics, Inc., (the “Company”) entered into a share purchase agreement, dated November 12, 2021 (the “GEM SPA”), with GEM Global Yield LLC SCS (“GEM”) and GEM Yield Bahamas Limited. On August 26, 2024, the Company sold 100,000 shares (the “Shares”) of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), to GEM pursuant to a draw down notice delivered on July 12, 2024. The Shares were sold at a net price of $ 4.51 per share after applying the 10% discount resulting in gross proceeds to the Company of $451 thousand. The sale of the Shares was exempt from registration pursuant to Section 4(a)(2) of the Securities Act, including Regulation D and Rule 506 promulgated thereunder, as a transaction by an issuer not involving a public offering.

Item 7.01. Regulation FD Disclosure.

As disclosed in the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2024, (the “Quarterly Report”), on June 27, 2024, the Company issued 3,000,000 shares of Common Stock to facilitate a draw down notice (the “Draw Down”) under the GEM SPA. GEM subsequently accepted the Draw Down for 840,000 shares and sent a Closing Notice dated July 11, 2024, for the 840,000 shares issued at a net price of $4.09 per share after applying the 10% discount, returned 560,000 shares of Common Stock to the Company for cancellation, and remitted $3,436 thousand in gross proceeds to the Company.

Subsequent to June 30, 2024, the Company has received aggregate gross proceeds of $3,887 thousand from the sale of its securities to GEM under the GEM SPA. The remaining 1,500,000 shares of Common Stock that were not utilized in the July 12, 2024, draw down notice described above will be returned to the Company and cancelled.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 27, 2024	FibroBiologics, Inc.

	By:	/s/ Pete O’Heeron
	Name:	Pete O’Heeron
	Title:	Chief Executive Officer